SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

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TENGASCO, INC.
(Name of Registrant as Specified in its Charter)

(Name of person(s) Filing Proxy Statement if other than Registrant)

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TENGASCO, INC.
11121 KINGSTON PIKE, SUITE E
KNOXVILLE, TENNESSEE 37934

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
OCTOBER 17, 2013

TO THE STOCKHOLDERS:

Notice is hereby given that the 2013 annual meeting of stockholders (the “Annual Meeting”) of Tengasco, Inc. (the “Company”) has been called for and will be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee 37922 at 1:00 P.M., local time, on Thursday, October 17, 2013 for the following purposes:

1.	To elect Matthew K. Behrent, Hughree F. Brooks, and Peter E. Salas to the Board of Directors to hold office until their successors shall have been elected and qualify;

2.	To ratify the appointment by the Board of Directors of Hein & Associates, LLP to serve as the independent certified public accountants for the current fiscal year;

3.	To approve, by non-binding advisory vote, the compensation of the Company’s executive officers;

4.	To approve, by non-binding advisory vote, the frequency of future votes to approve compensation of the Company’s executive officers.

5.	To consider and transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on August 20, 2013 as the record date for the determination of the stockholders entitled to receive notice and to vote at the Annual Meeting or any adjournments thereof. The list of stockholders entitled to vote will be available for examination by any stockholder at the Company's offices at 11121 Kingston Pike, Suite E, Knoxville TN 37934, for ten (10) days prior to October 17, 2013.

Dated: September 6, 2013	By Order of the Board of Directors

Michael J. Rugen, Chief Executive Officer

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE FILL IN, SIGN AND DATE THE PROXY SUBMITTED HEREWITH AND RETURN IT IN THE ENCLOSED STAMPED ENVELOPE.  THE GRANTING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY IN PERSON SHOULD YOU LATER DECIDE TO ATTEND THE MEETING. THE ENCLOSED PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS.

INTERNET AVAILABILITY OF PROXY MATERIALS

This Notice of Annual Meeting and Proxy Statement along with the form of proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 will be available online at http://www.cstproxy.com/tengasco/2013 on the first day these materials are mailed to shareholders which is anticipated to be September 6, 2013.

TENGASCO, INC.
PROXY STATEMENT

GENERAL

This proxy statement is furnished by the Board of Directors of Tengasco, Inc., a Delaware corporation (sometimes the “Company” or “Tengasco”), with offices located at 11121 Kingston Pike, Suite E, Knoxville TN 37934, in connection with the solicitation of proxies to be used at the annual meeting of stockholders of the Company to be held on October 17, 2013 and at any adjournments thereof (the “Annual Meeting”).

You may vote in person at the Annual Meeting or you may vote by proxy. We recommend that you vote by proxy even if you plan to attend the Annual Meeting. If your share ownership is recorded directly, you will receive a proxy card. Voting instructions are included on the proxy card.  If your share ownership is beneficial (that is, your shares are held in the name of a bank, broker or other nominee referred to as in “street name”), your broker will issue you a voting instruction form that you use to instruct them how to vote your shares. Your broker must follow your voting instructions. Although most brokers and nominees offer mail, telephone and internet voting, availability and specific procedures will depend on their voting arrangements.

If a proxy is properly executed and returned, the shares represented thereby will be voted as instructed on the proxy. Any proxy may be revoked by a stockholder prior to its exercise upon written notice to the Chief Executive Officer of the Company, or by a stockholder voting in person at the Annual Meeting. Unless instructions to the contrary are indicated, proxies will be voted FOR the election of the directors named therein; FOR the ratification of the selection by the Audit Committee of the Board of Directors of Hein & Associates, LLP, as the independent certified public accountants of the Company; FOR the approval, by non-binding advisory vote, of the compensation of the Company’s named executive officers set out in this Proxy Statement; and FOR approval, by non-binding advisory vote, that future votes to approve compensation of the Company’s named executive officers should occur every two years.

A copy of the Company’s Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2012 (“Fiscal 2012”), which contains financial statements audited by the Company's independent certified public accountants accompanies this proxy statement.

The cost of preparing, assembling and mailing the Notice of Internet Availability of Proxy materials, notice of meeting, proxy statement, the enclosed Annual Report on Form 10-K and proxy card will be borne by the Company.  In addition to solicitation of the proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally or by telephone, fax transmission or e-mail. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting material to the beneficial owners of the common stock. The Company will reimburse such persons for their expenses in forwarding soliciting material.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The Board of Directors has fixed the close of business on August 20, 2013 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders on Record Date will be able to vote at the Annual Meeting.

As of the Record Date, 60,842,413 shares of the Company's common stock, $.001 par value per share were outstanding, and each share will be entitled to one (1) vote, with no shares having cumulative voting rights. Holders of shares of common stock are entitled to vote on all matters. Unless otherwise indicated herein, a majority of the votes represented by shares present or represented at the Annual Meeting is required for approval of each matter that will be submitted to the stockholders.

Management knows of no business other than that specified in Items 1, 2, 3, and 4 of the Notice of Annual Meeting that will be presented for consideration at the Annual Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

Five Percent Stockholders1

 The following table sets forth the share holdings of those persons who own more than 5% of the Company's common stock as of August 20, 2013 with these computations being based upon 60,842,413 shares of common stock being outstanding as of that date and as to each shareholder, as it may pertain, assumes the exercise of options or warrants granted or held by such shareholder that are exercisable as of August 20, 2013:

FIVE PERCENT STOCKHOLDERS

Name and Address	Title	Number of Shares Beneficially Owned	Percent of Class
SSB Ventures LLC 11121 Kingston Pike, Suite E Knoxville, TN 37934	Stockholder	16,376,321[2]	26.9%

Dolphin Offshore Partners, L.P. C/o Dolphin Mgmt Services, Inc. P.O. Box 16867 Fernandina Beach, FL 32034	Stockholder	5,381,171[3]	8.8%

1 Unless otherwise stated, all shares of Common Stock are directly held with sole voting and dispositive power.
2 Peter E. Salas, the Chairman of the Board of Directors of the Company, has voting control over 15,676,321 of the shares held directly by SSB Ventures LLC and Cary V. Sorensen , Vice President, General Counsel and Secretary of the Company, has voting control over 200,000 of the shares held directly by SSB Ventures LLC.
3 Peter E. Salas, the Chairman of the Company’s Board of Directors, is the sole shareholder and controlling person of Dolphin Management, Inc., the general partner of Dolphin.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS

GENERAL

Article 3.1 of the Company's Bylaws provides that the number of directors of the Company shall be a minimum of three and a maximum of ten. The members of the Board of Directors are each elected for a one-year term or until their successors are elected and qualify with a plurality of votes cast in favor of their election. Three nominees are put forth before the stockholders for election to the Board of Directors at the Annual Meeting. All of the nominees are presently directors of the Company.

The directors will serve until the next annual meeting of stockholders and thereafter until their successors shall have been elected and qualified.

Unless authority is withheld, the proxies in the accompanying form will be voted in favor of the election of the nominees named above as directors. If any nominee should subsequently become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

BOARD OF DIRECTORS

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company.  The members of the Board are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board meetings.  The Board of Directors held seven meetings in Fiscal 2012.  All directors who are up for re-election attended at least 75% of the aggregate number of meetings of the Board of Directors and of the committees on which such directors served during Fiscal 2012.  Although it has no formal policy requiring attendance, the Company encourages all of its directors to attend the annual meeting of stockholders.  All of the Company’s directors attended last year’s Annual Meeting and it is anticipated that all of the director-nominees will attend this year’s Annual Meeting.

There is no understanding or arrangement between any director and any other persons pursuant to which such individual was or is to be selected as a director or nominee of the Company.

The Company’s Chief Executive Officer does not currently serve as a Director.  In the event a Chief Executive Officer also serves as a Director, the Board has previously determined as a matter of policy to divide the functions of CEO and Chairman between two individuals.  Placing the CEO on the Board as a director may have the dual beneficial effects of assisting both the CEO in making operational decisions as he is expected to do in the ongoing operation of the Company with accessibility to the guidance of the Board, while allowing the Board to more effectively oversee the business risk without any additional influence from the CEO/Director if he were also serving as Chairman.

Identification of Director-Nominees

The following table sets forth the names of all current director-nominees.
Name	Positions Held	Date of Initial Election or Designation

Matthew K. Behrent	Director	3/27/07

Hughree F. Brooks	Director	12/03/10

Peter E. Salas	Director; Chairman of the Board	10/8/02 10/21/04

Background of Directors

The following is a brief account of the experience, for at least the past five (5) years, of each nominee for director.

Matthew K. Behrent is 43 years old. He currently is the Executive Vice President, Corporate Development of EDCI Holdings, Inc., a company that is currently engaged in carrying out a plan of dissolution. Before joining EDCI in June 2005, Mr. Behrent was an investment banker, working as a Vice-President at Revolution Partners, a technology focused investment bank in Boston, from March 2004 until June 2005 and as an associate in Credit Suisse First Boston Corporation's technology mergers and acquisitions group from June 2000 until January 2003. From June 1997 to May 2000, Mr. Behrent practiced law, most recently with Cleary, Gottlieb, Steen & Hamilton in New York, advising financial sponsors and corporate clients in connection with financings and mergers and acquisitions transactions. Mr. Behrent received his J.D. from Stanford Law School in 1997, and his B.A. in Political Science and Political Theory from Hampshire College in 1992. He became a Director of the Company on March 27, 2007.   He is also a Director and Chairman of the Audit Committee of Asure Software, Inc. (Nasdaq: ASUR).  The experience, qualifications, attributes, and skills gained by Mr. Behrent in these sophisticated legal and financial positions directly apply to and support the financial oversight of the Company’s operations qualify Mr. Behrent to serve as a Director of the Company.

Hughree F. Brooks is 59 years old.  In 2010, he co-founded Powerhouse Energy Solutions LLC, a company engaged in providing equipment and services to clients in renewable and alternative energy industries in the United States and abroad. Powerhouse is a provider of solar energy systems as well as advisory services to biofuel producers.  Since 1998, Mr. Brooks has continuously provided consulting services in the oil and gas exploration industry. These services include land management, landowner representation, deal structuring and financing, and expert witness services. Mr. Brooks has 35 years of experience as a land manager with independent and major oil companies including Amoco Production, Mitchell Energy, Ladd Petroleum, Phoenix Exploration and Renown Petroleum Inc. His clients own in excess of 16,000 acres in South Louisiana with a long history of oil and gas production. In 2002, he founded and continues to serve as the Executive Director of Friends Of The Farm, a Texas nonprofit. Mr. Brooks is a licensed attorney who received his J.D. from Loyola Law School in 1980. He received a Bachelor of Science Degree in 1976 from Loyola University in New Orleans.  The experience, qualifications, and skills of Mr. Brooks gained in an extensive career in the oil and gas exploration and production industry are directly related to the operations of the Company qualify Mr. Brooks to serve as a Director of the Company.

Peter E. Salas is 59 years old.  He has been President of Dolphin Asset Management Corp. and its related companies since he founded it in 1988.  Prior to establishing Dolphin, he was with J.P. Morgan Investment Management, Inc. for ten years, becoming Co-manager, Small Company Fund and Director-Small Cap Research.  He received an A.B. degree in Economics from Harvard in 1978.  Mr. Salas was elected to the Board of Directors on October 8, 2002 and has served as Chairman of the Board since October 12, 2004. During a portion of the last five years, Mr. Salas also served on the Board of Directors of Southwall Technologies, Inc. and Williams Controls, Inc. The business experience, attributes, and skills gained by Mr. Salas in these sophisticated financial positions, together with his service as director of other public companies and his capacity as controlling person of the Company’s largest shareholder directly apply to and support his qualification as a director, and lead to the conclusion that Mr. Salas should serve as a Director of the Company.

Director Independence

The Rules of the NYSE MKT (the “NYSE MKT Rules”) require that an issuer, such as the Company, which is a Smaller Reporting Company pursuant to Regulation S-K Item 10(f)(1) maintain a board of directors of which at least one-half of the members are independent in that they are not officers of the Company and are free of any relationship that would interfere with the exercise of their independent judgment. The NYSE MKT Rules also require that as a Smaller Reporting Company, the Company’s Board of Directors’ Audit Committee be comprised of at least two members all of whom qualify as independent under the criteria set forth in Rule 10 A-3 of the Securities Exchange Act of 1934 and NYSE MKT Rule 803(b)(2)(c).   The Board of Directors has determined that all three of the director-nominees, Matthew K. Behrent, Hughree F. Brooks, and Peter E. Salas, are independent as defined by the NYSE MKT Rules, and that  Matthew K. Behrent and Hughree F. Brooks are also independent as defined by Section 10A(m)(3) of the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission and that each of these nominees does not have any relationship which would interfere with the exercise of his independent judgment in carrying out his responsibilities as a director. In reaching its determination, the Board of Directors reviewed certain categorical independence standards to provide assistance in the determination of director independence. The categorical standards are set forth below and provide that a director will not qualify as an independent director under the NYSE MKT Rules if:

•	The Director is, or has been during the last three years, an employee or an officer of the Company or any of its affiliates;

•	The Director has received, or has an immediate family member[4] who has received, during any twelve consecutive months in the last three years any compensation from the Company in excess of $120,000, other than compensation for service on the Board of Directors, compensation to an immediate family member who is an employee of the Company other than an executive officer, compensation received as an interim executive officer or benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	The Director is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer;

•	The Director, or an immediate family member, is a partner in, or controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or received, payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s or business organization’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

•	The Director, or an immediate family member, is employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the Company’s executives serve on that entity’s compensation committee; or

•	The Director, or an immediate family member, is a current partner of the Company’s outside auditors, or was a partner or employee of the Company’s outside auditors who worked on the Company’s audit at any time during the past three years.

The following additional categorical standards were employed by the Board in determining whether a director qualified as independent to serve on the Audit Committee and provide that a director will not qualify if:

•	The Director directly or indirectly accepts any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries;

•	The Director is an affiliated person[5] of the Company or any of its subsidiaries; or

4 Under these categorical standards “immediate family member” includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home (other than a domestic employee).
5 For purposes of this categorical standard, an “affiliated person of the Company” means a person that directly or indirectly through intermediaries controls, or is controlled by, or is under common control with the Company. A person will not be considered to be in control of the Company, and therefore not an affiliate of the Company, if he is not the beneficial owner, directly or indirectly of more than 10% of any class of voting securities of the Company and he is not an executive officer of the Company. Executive officers of an affiliate of the Company as well as a director who is also an employee of an affiliate of the Company will be deemed to be affiliates of the Company.

•	The Director participated in the preparation of the Company’s financial statements at any time during the past three years.

The independent members of the Board meet as often as necessary to fulfill their responsibilities, but meet at least annually in executive session without the presence of non-independent directors and management.

Committees

The Company’s Board has operating audit and compensation/stock option committees.

Audit Committee

In Fiscal 2012, director-nominees Hughree F. Brooks and Matthew K. Behrent were the members of the Audit Committee.

Mr. Behrent was the Chairman of the Committee and the Board of Directors determined that Mr. Behrent was an “audit committee financial expert” as defined by applicable Securities and Exchange Commission (“SEC”) regulations and the NYSE MKT Rules.  Each of the members of the Audit Committee met the independence and experience requirements of the NYSE MKT Rules, the applicable Securities Laws, and the regulations and rules promulgated by the SEC.

The Audit Committee adopted an Audit Committee Charter during fiscal 2001. In 2004, the Board adopted an amended Audit Committee Charter, a copy of which is available on the Company’s internet website, www.tengasco.com. The Audit Committee Charter fully complies with the requirements of the NYSE MKT Rules. The Audit Committee reviews and reassesses the Audit Committee Charter annually.

The Audit Committee's functions are:

•	To review with management and the Company’s independent auditors the scope of the annual audit and quarterly statements, significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements;
•	To review major changes to the Company’s auditing and accounting principles and practices suggested by the independent auditors;
•	To monitor the independent auditor's relationship with the Company;
•	To advise and assist the Board of Directors in evaluating the independent auditor's examination;
•	To supervise the Company's financial and accounting organization and financial reporting;
•	To nominate, for approval of the Board of Directors, a firm of certified public accountants whose duty it is to audit the financial records of the Company for the fiscal year for which it is appointed; and

•	To review and consider fee arrangements with, and fees charged by, the Company’s independent auditors.

The Audit Committee met each quarter and a total of five (5) times in Fiscal 2012 with the Company’s auditors, including discussing the audit of the Company’s year end financial statements. It is intended that if elected as directors in 2013, Messrs. Behrent and Brooks will continue to serve as members of the Audit Committee with Mr. Behrent again serving as the Chairman of the Committee and as its designated financial expert.

Audit Committee Report

The Audit Committee has:

I.	Reviewed and discussed the Company’s unaudited financial statements for the first three quarters of Fiscal 2012 and the Company’s audited financial statements for the year ended December 31, 2012 with the management of the Company and the Company’s independent auditors;

II.	Discussed with the Company’s independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, as the same was in effect on the date of the Company’s financial statements; and

III.	Received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing materials and discussions, the Audit Committee recommended to the Board of Directors that the unaudited financial statements for each of the first three quarters of Fiscal 2012 be included in the Quarterly Reports on Form 10-Q for those quarters and that the audited financial statements for the year ended December 31, 2012 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

Members of the Audit Committee

Matthew K. Behrent
Hughree F. Brooks

Nominations for the Board of Directors are determined by the independent directors pursuant to procedures adopted by the Board. Those procedures provide that the qualifications that should be met by any person recommended as a nominee for a position on the Company’s Board of Directors should include one or more of the following: a background or experience in oil and gas exploration, production, transportation, geology, construction, finance or in another business, government service, or profession that would reasonably enable the nominee to provide seasoned and reputable service to the shareholders of the Company in the performance of the duties of a member of the Board of Directors.   The Board has not paid fees to any third party to identify, evaluate or to assist in identifying or evaluating, potential nominees, but may do so in the future if it determines it necessary.

The Board has no policy regarding the consideration of “diversity” in identifying nominees for director. The Company has no separate policy with regard to the consideration of any director candidates recommended by security holders. However, the Board  will consider director candidates recommended by security holders provided that such nominations are timely made as set forth hereinafter under the heading “Stockholders Proposals”.  Any person recommended by a security holder to serve on the Board of Directors is considered upon the same terms as candidates recommended by any other person. To date, the Company has not received any recommendations from shareholders requesting that the Company consider a candidate for inclusion among the Committee’s slate of nominees in the Company’s proxy statement.

Among the nominating procedures are the following:

•	Any shareholder, officer, or director may recommend for nomination any person for the slate of candidates for membership on the Company’s Board of Directors to be presented to the shareholders at the Company’s annual meeting of shareholders. Such recommendations must be furnished in writing addressed to the Company’s Board of Directors at the Company’s principal offices. All such nominations will be furnished to the Board which may conduct interviews, investigations or make other determinations as to the qualifications of such recommended persons.

•	Any then-current members of the Board of Directors desiring to stand for re-election may be placed on the slate of directors for re-election without further inquiry as to their qualifications.

•	The Board will determine the slate of candidates for the Board in such a manner and at such a time so as not to delay either the mailing of the proxy statement to the Company’s shareholders or the annual meeting of shareholders.

•	The adopted procedures apply only to the determination of the slate of directors to be presented for election at the annual meeting of the shareholders. Any vacancies on the Board of Directors following the annual meeting of shareholders may be filled in the manner currently applicable under the Company’s Charter, Bylaws, and applicable law.

•	The procedures adopted may be amended from time to time by the Board of Directors in order to comply with any applicable provision or interpretation of any rule, statute, or stock exchange rule of the exchange on which the Company’s stock may be listed.

The nomination procedures adopted are posted on the Company’s internet website at www.tengasco.com. In the event of any such amendment to the procedures, the Company intends to disclose the amendments on the Company's internet website within five business days following such amendment.

The independent members of the Board determined the slate of candidates for the Board of Directors presented for election at this year’s Annual Meeting.

 Compensation/Stock Option Committee

The members of the Compensation/Stock Option Committee in Fiscal 2012 were Matthew K. Behrent and Hughree F. Brooks with Mr. Brooks acting as Chairman.  Messrs. Behrent and Brooks meet the current independence standards established by the NYSE MKT Rules. It is intended that if elected as a director in 2013, Mr. Behrent will continue to serve as a member of the Compensation/Stock Option Committee along with Mr. Brooks who will again serve as the Chairman of the Committee.

The Board of Directors has adopted a charter for the Compensation/Stock Option Committee which is available at the Company’s internet website, www.tengasco.com.

The Compensation/Stock Option Committee’s functions, in conjunction with the Board of Directors, are to provide recommendations with respect to general and specific compensation policies and practices of the Company for directors, officers and other employees of the Company.  The Compensation/Stock Option Committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the Company's compensation philosophy is consistent with the Company's best interests and is properly implemented. The Committee determines or recommends to the Board of Directors for determination the specific compensation of the Company’s Chief Executive Officer and all of the Company’s other officers. Although the Committee may seek the input of the Company’s Chief Executive Officer in determining the compensation of the Company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The Committee may not delegate any of its responsibilities unless it is to a subcommittee formed by the Committee, but only if such subcommittee consists entirely of directors who meet the independence requirements of the NYSE MKT Rules.

The Compensation/Stock Option Committee is also charged with administering the Tengasco, Inc. Stock Incentive Plan (the “Stock Incentive Plan”).  The Compensation/Stock Option Committee has complete discretionary authority with respect to the awarding of options and Stock Appreciation Rights (“SARs”), under the Stock Incentive Plan, including, but not limited to, determining the individuals who shall receive options and SARs; the times when they shall receive them; whether an option shall be an incentive or a non-qualified stock option; whether an SAR shall be granted separately, in tandem with or in addition to an option; the number of shares to be subject to each option and SAR; the term of each option and SAR; the date each option and SAR shall become exercisable; whether an option or SAR shall be exercisable in whole, in part or in installments and the terms relating to such installments; the exercise price of each option and the base price of each SAR; the form of payment of the exercise price; the form of payment by the Company upon the exercise of an SAR; whether to restrict the sale or other disposition of the shares of common stock acquired upon the exercise of an option or SAR; to subject the exercise of all or any portion of an option or SAR to the fulfillment of a contingency, and to determine whether such contingencies have been met; with the consent of the person receiving such option or SAR, to cancel or modify an option or SAR, provided such option or SAR as modified would be permitted to be granted on such date under the terms of the Stock Incentive Plan; and to make all other determinations necessary or advisable for administering the Plan.

The Compensation/Stock Option Committee met six times in Fiscal 2012. The Committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services.

Compensation/Stock Option Committee Interlocking and Insider Participation

No interlocking relationship existed or exists between any member of the Company's Compensation/Stock Option Committee and any member of the compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member or nominee of the Compensation/Stock Option Committee is now or was previously an officer or an employee of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who beneficially own more than 10% of the Company’s Common Stock to file initial reports of ownership and reports of changes in ownership with the SEC no later than the second business day after the date on which the transaction occurred unless certain exceptions apply. In fiscal 2012, the Company, its officers and directors and its shareholders owning more than 10% of its common stock were not delinquent in filing of any of their Form 3, 4, and 5 reports.

Family and Other Relationships

There are no family relationships between any of the present directors or executive officers of the Company.

Involvement in Certain Legal Proceedings

To the knowledge of management, no director, executive officer or affiliate of the Company or owner of record or beneficially of more than 5% of the Company's common stock is a party adverse to the Company or has a material interest adverse to the Company in any proceeding.

To the knowledge of management, during the past ten years, unless specifically indicated below with respect to any numbered item, no present director, executive officer or person nominated to become a director or an executive officer of the Company:

(1)	Filed a petition under the federal bankruptcy laws or any state insolvency law, nor had a receiver, fiscal agent or similar officer appointed by a court for the business or property of such person, or any partnership in which he or she was a general partner at or within two years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two years before the time of such filing; provided however that the Company’s Chief Executive Officer and Chief Financial Officer Michael J. Rugen during 2007 through mid 2009 was Vice President of Accounting and Finance for Nighthawk Oilfield Services in Houston, Texas (Nighthawk); Nighthawk filed for bankruptcy protection under Chapter 7 of the bankruptcy laws on July 10, 2009 and such fact was affirmatively disclosed to the Company’s Board before Mr. Rugen was appointed to the position of Chief Financial Officer of the Company in September 2009, and the Board determined that the circumstances surrounding bankruptcy filing did not disclose any reason to question the integrity or qualifications of Mr. Rugen for the position of Chief Financial Officer of the Company.

(2)	Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)	Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from or otherwise limiting the following activities: (a) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; (b) engaging in any type of business practice; or (c) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(4)	Was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting him or her for more than 60 days from engaging in any activity described in paragraph 3(a) above, or being associated with any persons engaging in any such activity;

(5)	Was found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated;

(6)	Was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission (“CFTC”) to have violated any federal commodities law, and the judgment in such civil action or finding by the CFTC has not been subsequently reversed, suspended, or vacated;

(7)	Was the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including but not limited to a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease and desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)	Was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act [15 U.S.C. 78c(a)(26)], any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act [7 U.S.C. 1(a)(29)], or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Stockholder Communications with the Board of Directors

Stockholders may communicate with the Board of Directors of the Company by writing to: Cary V. Sorensen, Secretary, Tengasco, Inc., 11121 Kingston Pike, Suite E, Knoxville TN 37934 or by e-mail: to: csorensen@tengasco.com Subject: Communication to Board of Directors. All letters and e-mails will be answered, if possible, and will be distributed to Board members as appropriate. Notwithstanding the foregoing, the Company has the authority to discard or disregard any communication, which is unduly hostile, threatening, illegal or otherwise inappropriate or to take any other appropriate actions with respect to such communications.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

Name and Address	Title	Number of Shares Beneficially Owned6	Percent of Class[7]
Matthew K. Behrent	Director	170,500[8]	Less than 1%
Hughree F. Brooks	Director	62,500[9]	Less than 1%
Michael J. Rugen	Chief Financial Officer	320,000[10]	Less than 1%
Peter E. Salas	Director; Chairman of the Board	21,194,992[11]	34.8%
Cary V. Sorensen	Vice President; General Counsel; Secretary	310,226[12]	Less than 1%
All Officers and Director-Nominees As a group		22,058,218[13]	35.8%

Change in Control

To the knowledge of the Company’s management, there are no present arrangements or pledges of the Company’s securities which may result in a change in control of the Company.

EXECUTIVE COMPENSATION

The Company is a “smaller reporting company” under the rules promulgated by the Securities and Exchange Commission and complies with the disclosure requirements specifically applicable to smaller reporting companies. This Section and Summary Compensation Table are not intended to meet the “Compensation Disclosure and Analysis” disclosure that is required to be made by larger reporting companies.

6Unless otherwise stated, all shares of common stock are directly held with sole voting and dispositive power. The shares set forth in the table are as of August 20, 2013.
7Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 based upon 60,842,413 shares of common stock being outstanding as of August 20, 2013. Shares not outstanding that are subject to options or warrants exercisable by the holder thereof within 60 days of August 20, 2013 are deemed outstanding for the purposes of calculating the number and percentage owned by such stockholder, but not deemed outstanding for the purpose of calculating the percentage of any other person. Unless otherwise noted, all shares listed as beneficially owned by a stockholder are actually outstanding.
8 Consists of 33,000 shares held directly and vested, fully exercisable options to purchase 137,500
9 Consists of vested, fully exercisable options to purchase 62,500 shares.
10 Consists of vested, fully exercisable options to purchase 240,000 shares and options to purchase 80,000 shares that will vest on September 28, 2013.
11 Consists of directly, vested, fully exercisable options to purchase 137,500 shares and 15,676,321 held directly by SSB Ventures LLC over which he has voting control and 5,381,171 shares held directly by Dolphin Offshore Partners, L.P. (“Dolphin”). Peter E. Salas is a member of SSB Ventures LLC and is the sole shareholder of and controlling person of Dolphin Management, Inc. which is the general partner of Dolphin.
12 Consists of 36,226 shares held directly and vested, fully exercisable options to purchase 74,000 shares and 200,000 shares held directly by SSB Ventures LLC over which he has voting control.  Cary V. Sorensen is a member of SSB Ventures LLC.
13 Consists of 69,226 shares held directly by management, 15,876,321 held by SSB Ventures LLC, 5,381,171 shares held by Dolphin, and vested, fully exercisable options to purchase 651,500 shares, and options to purchase 80,000 shares to vest on September 28, 2013.

The following table sets forth a summary of all compensation awarded to, earned or paid to, the Company's Chief Executive Officer, Chief Financial Officer and other executive officers whose compensation exceeded $100,000 during fiscal years ended December 31, 2012 and December 31, 2011.

		Salary	Bonus	All Other Compensation[14]	Total
Name and Principal Position	Year	($)	($)	($)	($)
Jeffrey R. Bailey,	2012	189,750	-	13,628	203,378
Chief Executive Officer[15]	2011	189,750	59,297	14,278	263,325
Michael J. Rugen,	2012	150,000	-	13,500	163,500
Chief Financial Officer	2011	150,000	37,500	15,759	203,259
Cary V. Sorensen,	2012	137,940	-	9,697	147,637
General Counsel	2011	137,940	27,588	9,545	175,073
Charles P. McInturff,	2012	92,500	-	17,842	110,342
Vice President	2011	92,500	18,500	17,024	128,024

Outstanding Equity Awards at Fiscal Year-End

	OPTION AWARDS
	Number of securities underlying unexercised options				Option exercise price	Option expiration date
Name	exercisable		unexercisable		($)
Jeffrey R. Bailey	127,000				$0.44	8/29/2015
Michael J. Rugen	240,000		160,000	[16]	$0.50	9/27/2015
Cary V. Sorensen	74,000				$0.44	8/29/2015
Charles P. McInturff	400,000	[17]			$0.57	2/1/2013

Option and Award Exercises

None in 2012.

14 The amounts in this column consist of Tengasco's matching contributions to its 401 (k) plan, personal use of company vehicles, and the portion of company-wide group term life insurance premiums allocable to these named executive officers.
15 Jeffrey R. Bailey resigned as Chief Executive Officer on June 28, 2013.  Michael J. Rugen, the Company’s Chief Financial Officer, was appointed to also act as Chief Executive Officer on an interim basis until such time as a new Chief Executive Officer may be named.
16  Mr. Rugen's 160,000 unexercisable share options will vest at the rate of 80,000 share options per year on 9/27/2013 and 9/27/2014.
17   Mr. McInturff’s options expired on February 1, 2013.

Employment Contracts

There are presently no employment contracts relating to any member of management. However, depending upon the Company's operations and requirements, the Company may offer long-term contracts to executive officers or key employees in the future.

Compensation of Directors

The Board of Directors has resolved to compensate members of the Board of Directors for attendance at meetings at the rate of $250 per day, together with direct out-of-pocket expenses incurred in attendance at the meetings, including travel. The Directors, however, have waived such fees due to them as of this date for prior meetings.

Members of the Board of Directors may also be requested to perform consulting or other professional services for the Company from time to time, although at this time no such arrangements are in place.  The Board of Directors has reserved to itself the right to review all directors' claims for compensation on an ad hoc basis.

Board members currently receive fees from the Company for their services as director.   They may also from time to time be granted stock options under the Tengasco, Inc. Stock Incentive Plan. A separate plan to issue cash and/or shares of stock to independent directors for service on the Board and various committees of the Board of Directors was authorized by the Board of Directors and approved by the Company’s shareholders. A copy of the Plan is posted at the Company’s website at www.tengasco.com. No award was made to any independent director under this plan in Fiscal 2012.

DIRECTOR COMPENSATION FOR FISCAL 2012
	Fees earned or paid in cash	Option awards compensation[18]	Total
Name	($)	($)	($)

Matthew K. Behrent	$15,000	$8,353	$23,353
John A. Clendening	$3,750	$3,586	$7,336
Hughree F. Brooks	$15,000	$8,353	$23,353
Peter E. Salas	$15,000	$8,353	$23,353

18 The amounts represented in this column are equal to the aggregate grant date fair value of the award computed in accordance with FASB ASC Topic 718, Compensation-Stock Compensation, in connection with options granted under the Tengasco, Inc. Stock Incentive Plan.  See Note 13 Stock Options in the Notes to Consolidated Financial Statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 for information on the relevant valuation assumptions.
As of December 31, 2012, Mr. Behrent held 143,750 unexercised options.
As of December 31, 2012, Mr. Brooks held 43,750 unexercised options.
As of December 31, 2012, Mr. Salas held 143,750 unexercised options.

CERTAIN TRANSACTIONS

There have been no material transactions, series of similar transactions or currently proposed transactions during Fiscal 2011 and 2012, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for its last two completed fiscal years in which any director or executive officer or any security holder who is known to the Company to own of record or beneficially more than 5% of the Company's common stock, or any member of the immediate family of any of the foregoing persons, had a material interest.

Review, Approval or Ratification of Transactions with Related Parties19

The Company’s Board of Directors has adopted a written Related Party Transactions Approval Policy which is posted on the Company’s website at www.tengasco.com.  It is the Company’s preference to avoid entering into a material related-party transaction if a transaction with a non-related party is available on an equally timely and equally beneficial basis. However, if a Related Party Transaction appears to be in the Company’s best interest then it will be approved or ratified if the Board of Directors pursuant to the Company’s Related Party Transaction Approval Policy expressly finds that the terms of the transaction are comparable to or more beneficial to the Company than those that could be obtained in arm’s length dealings with an unrelated third party; or, the transaction is approved by the majority of disinterested members of the Company’s Board of Directors.

Parent of Issuer

The Company has no parent.

BOARD RECOMMENDATION AND VOTE REQUIRED

For Proposal No. 1 regarding the election of directors, votes may be cast in favor of all nominees, may be withheld with regard to all nominees or may be withheld only with regard to nominees specified by the stockholder. Directors will be elected by a plurality of the votes of the shares of the Company's common stock present in person or represented by proxy, and entitled to vote on the election of directors at a meeting at which a quorum is present. Abstentions are tabulated in determining the votes present at a meeting. Consequently, an abstention has the same effect as a vote against a director-nominee, as each abstention would be one less vote in favor of a director nominee. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. The Board of Directors recommends that stockholders vote “FOR” the nominees set forth above. Unless marked to the contrary, proxies received will be voted FOR the nominees set forth above.

19 A “Related Party” is any director or executive officer of the Company, any nominee for director, any shareholder known to be the beneficial owner of more than 5% of any class of the Company’s voting stock, and any Immediate Family Member of any such Party. “Immediate Family Member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a person, and any person (other than a tenant or an employee) sharing the household of such person.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF
HEIN & ASSOCIATES, LLP AS INDEPENDENT AUDITORS

The Board’s Audit Committee has recommended and the Board of Directors has approved the engagement of Hein & Associates, LLP (“Hein”) as independent certified public accountants, to audit the accounts for the Company for Fiscal 2012.

Hein audited the Company’s financial statements for the years ended December 31, 2012 and 2011. Hein was engaged on September 21, 2011 to serve as the Company’s its independent registered public accounting firm when the Company dismissed Rodefer Moss & Co, PLLC (“Rodefer Moss”) on that same date. The change in independent registered public accounting firms was approved by the Audit Committee of the Company’s Board of Directors.

The Company’s change of independent accountants was reported on a Current Report on Form 8-K, dated September 22, 2011 filed with the Securities and Exchange Commission (“SEC”). The Company provided Rodefer Moss with a copy of the Current Report on Form 8-K and requested that Rodefer Moss furnish it with a letter addressed to the SEC stating whether or not it agreed with such statements. Rodefer Moss has provided the Company with a copy of the letter it sent to the SEC stating that it had reviewed and agreed with the Company’s statements.

Rodefer Moss audited the Company’s financial statements for the years ended December 31, 2010 and 2009. The report of Rodefer Moss on the Company’s financial statements as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period through the September 21, 2011, the date the Company changed  accounting firms, there were no disagreements with Rodefer Moss on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rodefer Moss, would have caused them to make a reference to the subject matter of the disagreements in connection with their reports.

During the fiscal years ended December 31, 2010 and 2009, and in the subsequent interim period through the September 21, 2011, the date the Company changed accounting firms, there were no reportable events of the kind defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

Prior to its engagement of Hein as its new independent auditors,  the Company did not consult with Hein regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Hein on the Company’s financial statements; or (iii) any other matter that was the subject of a disagreement between the Company and its former auditors as described in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as that term is defined in Item 304(a)(1)(v).

The Company is advised that neither Hein nor any of its partners has any material direct or indirect relationship with the Company. The Audit Committee considers Hein be well qualified for the function of serving as the Company's auditors.  Delaware law does not require the approval of the selection of auditors by the Company's stockholders, but in view of the importance of the financial statements to stockholders, the Board of Directors deems it desirable that they pass upon its selection of auditors. In the event the stockholders disapprove of the selection, the Board of Directors will consider the selection of other auditors.

            AUDIT AND NON-AUDIT FEES

The following table presents the fees for professional audit services rendered by the Company’s current independent accountants, Hein & Associates (“Hein”), for the audit of the Company’s annual consolidated financial statements and fees for professional audit services rendered for the quarterly reviews for the fiscal year ended December 31, 2012, the audit of the Company’s annual consolidated financial statements for the fiscal year ended December 31, 2011 and fees associated with services performed for the quarter ended September 30, 2011, and the fees for professional audit services rendered by the Company’s previous independent accountants, Rodefer Moss & Co, PLLC (“Rodefer Moss”), for fees associated with services performed for the quarters ended March 31, 2011 and June 30, 2011, and fees for other services rendered by each of them during each of those periods:

	2012	2011
Audit Fees	$132,375	$127,668
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$132,375	$127,668

Audit fees include fees related to the services rendered in connection with the annual audit of the Company’s consolidated financial statements, the quarterly reviews of the Company’s quarterly reports on Form 10-Q and the reviews of and other services related to registration statements and other offering memoranda.

Audit-related fees are for assurance and related services by the principal accountants that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees include services for (i) tax compliance, (ii) tax advice, (iii) tax planning and (iv) tax reporting.

All Other Fees includes fees for all other services provided by the principal accountants not covered in the other categories such as litigation support, etc.

All of the services for 2012 and 2011 were performed by the full-time, permanent employees of Hein and Rodefer Moss.

All of the 2012 services described above were approved by the Audit Committee pursuant to the SEC rule that requires audit committee pre-approval of audit and non-audit services provided by the Company’s independent auditors. The Audit Committee considered whether the provisions of such services, including non-audit services, by Hein were compatible with maintaining its independence and concluded they were.

A representative of Hein & Associates, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal to ratify the appointment of Hein & Associates, LLP as independent auditors of the Company for Fiscal 2013.  Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Audit Committee and the Board of Directors will review the future selection of the Company's independent auditors.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the ratification of the selection by the Board of Directors of Hein & Associates, LLP as the Company's independent certified public accountants for Fiscal 2013. Shares voted as abstaining will count as votes cast. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 2 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

PROPOSAL NO. 3
TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE COMPENSATION
OF NAMED EXECUTIVE OFFICERS

The Company is asking its stockholders to approve a non-binding advisory resolution on the Company’s compensation of its named executive officers as reported in this Proxy Statement (See, “Proposal No. 1: Election of Directors, EXECUTIVE COMPENSATION).  In accordance with Section 14A of the Exchange Act, the Company is asking stockholders to approve the following advisory resolution:

RESOLVED, that the stockholders of Tengasco, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company's named executive officers as disclosed in this proxy statement, including as discussed in the section entitled “EXECUTIVE COMPENSATION”, the Summary Compensation Table and the related compensation tables and notes in the Proxy Statement for the Company's 2013 Annual Meeting of Stockholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will consider the voting results when evaluating the compensation of the Company’s executive officers.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote in favor of the above proposal to approve by shareholder resolution the compensation of the Company's named executive officers as disclosed in this Proxy Statement, including as discussed in the section entitled “EXECUTIVE COMPENSATION”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company's 2013 Annual Meeting of Stockholders.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for the approval of the advisory resolution. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter. An abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote “against” Proposal No. 3 because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

PROPOSAL NO. 4
TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE VOTES TO APPROVE COMPENSATION OF NAMED EXECUTIVE OFFICERS.

The Company is asking its stockholders to approve a non-binding advisory resolution on the frequency of future advisory votes by the stockholders on whether to approve the compensation paid to the Company’s named executive officers.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on compensation paid by the Company to its executive officers, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: every year, every two years, every three years or abstain.

The Board of Directors believes that an “Every 2 years” advisory vote by the stockholders on executive compensation is the most appropriate policy for the Company, and recommends that stockholders vote for future non-binding advisory votes on named executive officer compensation to occur “Every 2 years”. The Board believes holding an non-binding advisory vote on executive officer compensation every two years will provide sufficient feedback on the Company’s compensation practices.

Stockholders are not voting to approve or disapprove the Board of Director's recommendation. The vote is non-binding on the Board.  Nevertheless, the Board and the Compensation Committee will review and consider the voting results. Notwithstanding the Board’s recommendation or the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to named executive officer compensation.

BOARD RECOMMENDATION AND VOTE REQUIRED

The Board of Directors recommends that you vote that future advisory votes to approve the compensation paid by the Company to its named executive officers occur “Every two years”.  The frequency receiving the highest number of votes will be accepted as the vote of the shareholders on this proposal.

Unless otherwise directed by the stockholder giving the proxy, the proxy will be voted for future advisory votes to approve the compensation of the Company's named executive officers to occur “Every two years”.  If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter (i.e., a “broker non-vote”), those shares will not be considered as present and entitled to vote with respect to that matter.  An abstention from voting by a stockholder present in person or by proxy at the meeting will have the effect of allowing the vote of stockholders voting on this proposal to determine the result of the advisory vote for frequency of future votes by the stockholders on executive compensation.

STOCKHOLDERS' PROPOSALS

Proposals of stockholders intended to be presented at the 2014 annual meeting must be received in writing, by the Chief Executive Officer of the Company at its offices by May 9, 2014 in order to be considered for inclusion in the Company's proxy statement relating to that meeting.

SEC rules and regulations provide that if the date of the Company's 2014 Annual Meeting is advanced or delayed more than 30 days from the date of the 2013 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2014 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2014 Annual Meeting. Upon determination by the Company that the date of the 2014 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2013 Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q filed by the Company.

By Order of the Board of Directors

Cary V. Sorensen, Secretary

TENGASCO, INC.

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael J. Rugen and Cary V. Sorensen as proxies (the “Proxies”), each with power of substitution and re-substitution, to vote all shares of Common Stock, $.001 par value per share, of Tengasco, Inc. (the “Company”) held of record by the undersigned on August 20, 2013 at the Annual Meeting of stockholders to be held at the Homewood Suites by Hilton, 10935 Turkey Drive, Knoxville, Tennessee, on Thursday October 17, 2013 at 1:00 P.M. local time, or at any adjournments thereof, as directed below, and in their discretion on all other matters coming before the meeting or any adjournments thereof.

Please mark boxes ☐ in blue or black ink.

1.	Election of Directors: Matthew K. Behrent, Hughree F. Brooks, and Peter E. Salas.

(Mark only one of the two boxes for this item)

☐	VOTE FOR all nominees named above except those who may be named on these two lines:

(OR)

☐	VOTE WITHHELD as to all nominees named above.

2.                  Proposal to ratify appointment of Hein & Associates, LLP as the Company's independent certified public accountants for Fiscal 2013:

FOR ☐       AGAINST ☐      ABSTAIN  ☐

3.                  Proposal to approve, by non-binding advisory vote, the compensation paid by the Company to its executive officers:

FOR ☐       AGAINST ☐      ABSTAIN  ☐

4.                  Proposal to approve by non-binding advisory vote, the frequency of future votes by the Company’s stockholders to approve the compensation paid by the Company to its executive officers.

EVERY YEAR ☐  EVERY 2 YEARS ☐  EVERY 3 YEARS ☐   ABSTAIN ☐

5.                  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

When properly executed, this Proxy will be voted as directed. If no direction is made, this Proxy will be voted “FOR” election of all Directors named in Proposal 1, FOR Proposals 2, and 3, and “Every two years” in response to Proposal 4.

Please mark, date, and sign and return this Proxy promptly in the enclosed envelope.

Please sign exactly as name appears hereon.  When shares are held by joint tenants, both should sign.  When signing as attorney or executor, administrator, trustee or guardian, please give your full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated:		, 2013

X
Signature

X
Print Name(s)

X
Signature, if held jointly